SEARCHHOUND COM INC



Filing Type:
8-K
Description:
Amended Current Report
Filing Date:
April 3, 2001
Period End:
December 31, 2000


Primary Exchange:
Over the Counter Bulletin Board
Ticker:
SRHN




Table of Contents






8-K/A

Item 7	3

EXHIBIT 4



















































1


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): December 31,2001

                              SearchHound.com, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                     0-19471                  91-1942841
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)           Identification No.)


                              1700 Wyandotte Street
                           Kansas City, Missouri 64108
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (816) 960-3777
              (Registrant's telephone number, including area code)


                         PAN International Gaming, Inc.
                            19239 Aurora Avenue North
                            Shoreline, WA 98133-3930
          (former name or former address if changed since last report)










         2

				EXPLANATORY NOTE


         This amendment on Form 8-K/A is being filed solely for the purpose of amending Exhibits 1 of the Form 8-K filed on March 20,2001. The Exhibit will show the approval from the prior independent auditor.




Item 7. Exhibits

        (a)    Exhibit# 	Description of Exhibit

1	Previous Independent Accountant agreement letter














         3

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SearchHound.com, Inc.
                                       (Registrant)


Date: March 19, 2001	               	By: /s/ Dave L. Mullikin
     ----------------------------              ---------------------------------
                                         Dave L. Mullikin
                                         President and Chief Executive Officer













	4



EXHIBIT 1


I have readthe form 8-K filed by SearchHound.com dated March 19, 2001. I agree with the statements contained therein with respect to my dismissal as the company's independent auditor.



Date: April 3, 2001			By:  /s/ William L. Butcher
     ---------------------------             ----------------------------------
						William L. Butcher